FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 4, 2004

Entrust Financial Services, Inc.
(Exact Name of Small Business Issuer as specified in its charter)

Colorado	0-23965	84-1374481
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	File Number)

6795 E. Tennessee Ave., 5th Floor
Denver, CO 80224
(Address of principal executive offices including zip code)

(303) 322-6999
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

References in this document to “us,” “we,” or “the Company” refer to Entrust Financial Services, Inc, its predecessors and its subsidiaries.

Item 1.02
Termination of a Material Agreement

On September 9, 2004, Guaranty Bank and Trust Company notified the Company that the Mortgage Services Agreement and the Special Funding Addendum would terminate on October 1, 2004.

On September 29, 2004, Guaranty Bank and Trust Company extended the termination date to October 23, 2004.

The Company is actively pursuing a replacement facility and expects to be able to accomplish this prior to October 23, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entrust Financial Services, Inc. By: /s/ Scott J. Sax Scott J. Sax, President

October 4, 2004